AXA ENTERPRISE ALLOCATION FUNDS

SUPPLEMENT DATED MARCH 16, 2006 TO THE

PROSPECTUS FOR CLASS A, B, C AND Y SHARES

DATED MARCH 1, 2006

This Supplement updates the above-dated Prospectus of AXA Enterprise Allocation Funds (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The purpose of this Supplement is to provide you with information regarding a change of the investment sub-adviser (“Sub-adviser”) for the AXA Enterprise Multi-Cap Growth Fund (the “Multi-Cap Growth Fund” or, the “Fund”) and corresponding changes to the Fund.

Effective as of March 16, 2006, AXA Equitable Life Insurance Company (“AXA Equitable”), as the Investment Manager of the Trust and with the approval of the Trust’s Board of Trustees, replaced Montag & Caldwell, Inc. (“Montag”), the Sub-adviser to the Multi-Cap Growth Fund, with Ark Asset Management Co., Inc. (“Ark”), which is located at 125 Broad Street, New York, New York, 10002.

All references in the Prospectus to the “Multi-Cap Growth Fund” are replaced by “AXA Enterprise Large Cap Growth Fund.”

In addition, the entry for the “AXA Enterprise Multi-Cap Growth Fund” in the table in the section of the prospectus entitled “Information Regarding the Underlying Funds” is replaced with the following:

Fund	Investment Objective	Principal Investment Strategy	Principal Investment Risks

LARGE CAP EQUITIES
AXA Enterprise Large Cap Growth Fund	Seeks capital appreciation.	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The fund also may invest in equity securities of small- and mid-capitalization companies. The fund invests primarily in common stocks, but it may also invest in preferred stocks, warrants and securities convertible into common stock.	• Equity Risk • Issuer-Specific Risk • Large-Capitalization Risk • Portfolio Management Risk • Small and Mid-Capitalization Risk • Sub-adviser Selection Risk